UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 25, 2012

LUSTROS INC.

(Exact Name of Registrant as Specified in its Charter)

Utah	000-30215	45-5313260
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

9025 Carlton Hills Blvd., Ste. A

Santee, CA 92071

(Address of Principal Executive Offices)

(619) 449-4800

(Registrant’s Telephone Number)

1005 South Center

Redlands, CA 92373

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 7.01 Regulation FD Disclosure.

Zirk Engelbrecht, Chairman of Lustros, Inc. (“Lustros”), today will present to the 2012 Undiscovered Equities Conference. Materials to be used in conjunction with the presentation are furnished as Exhibit 99.1 to this Form 8-K.

In accordance with general instruction B.2 of Form 8−K, the information in this report (including the exhibits) that is being furnished pursuant to Item 7.01 of Form 8−K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act, as amended, or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Statements in this Form 8-K and the attached exhibits that are not historical facts, including statements regarding our estimates, expectations, beliefs, intentions, projections or strategies for the future, may be “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, expectations, beliefs, intentions, projections and strategies reflected in or suggested by the forward-looking statements. These risks and uncertainties include, but are not limited to, statements regarding the realization of mineral reserve estimates, the timing and amount of estimated future production, costs of production, capital expenditures, requirements for additional capital, government regulation of mining operations, environmental risks, expected industry patterns and other financial and business results and estimates that involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results or estimates expressed or implied by this press release. Such risk factors include, among others: the Company’s ability to raise capital to engage in exploration and development operations, whether can successfully execute its operating plan, including mining and exploration projects; results of exploration, project development and capital costs of mineral properties; volatility of market prices for copper and copper sulfate; The Company’s ability to integrate acquired companies and technology; its ability to retain key employees; general market conditions; regulatory restrictions (including environmental regulatory restrictions and liability), activities by governmental authorities (including changes in taxation), currency fluctuations, defective title to mineral claims or property, and other factors discussed under “Risk Factors” in our current report on Form 10-K filed with the Securities and Exchange Commission. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Actual results may differ materially from those contained in the forward-looking statements in this document. The Company does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

Additional information concerning risks and uncertainties that could cause differences between actual results and forward-looking statements is contained in Lustros’ Securities and Exchange Commission filings, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2011. Caution should be taken not to place undue reliance on Lustros’ forward-looking statements, which represent Lustros’ views only as of October 25, 2012, and which Lustros has no current intention to update.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Presentation

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2012

LUSTROS INC.

By: /s/ Trisha Malone

Name: Trisha Malone

Title: Chief Financial Officer

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